                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
   6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             RF MONOLITHICS, INC.
               (Name of Registrant as Specified In Its Charter)

                                 David M. Kirk
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
  ----------------------------------------------------------------------------
2.  Aggregate number of securities to which transaction applies:
  ----------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ----------------------------------------------------------------------------
4.  Proposed maximum aggregate value of transaction:
  ----------------------------------------------------------------------------
5.  Total fee paid:
  ----------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.  Amount Previously Paid:
  ----------------------------------------------------------------------------
7.  Form, Schedule or Registration Statement No.:
  ----------------------------------------------------------------------------
8.  Filing Party:
  ----------------------------------------------------------------------------
9.  Date Filed:
  ----------------------------------------------------------------------------

                              RF MONOLITHICS, INC.
                                4347 Sigma Road
                              Dallas, Texas 75244

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, JANUARY 24, 2001

TO THE STOCKHOLDERS OF RF MONOLITHICS, INC.:

  Notice Is Hereby Given that the Annual Meeting of Stockholders of RF Monolithics, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, January 24, 2001 at 10:00 a.m., local time, at the Addison Conference Theatre Centre, 15650 Addison Road, Addison, Texas 75001-3285 for the following purpose:

  1. To elect directors to serve for the ensuing year and until their successors are elected.

  2. To approve the Company's 1997 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares.

  3. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending August 31, 2001.

  4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on December 8, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ James P. Farley
                                          James P. Farley
                                          Secretary

Dallas, Texas
December 18, 2000

  All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                             RF MONOLITHICS, INC.
                                4347 Sigma Road
                              Dallas, Texas 75244

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                               JANUARY 24, 2001

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of RF Monolithics, Inc., the Board, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, January 24, 2001, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Addison Conference Theatre Centre, 15650 Addison Road, Addison, Texas 75001-3285. The Company intends to mail this proxy statement and accompanying proxy card on or about Wednesday, December 20, 2000, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

  The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

  Only holders of record of Common Stock at the close of business on December 8, 2000 (Record Date) will be entitled to notice of and to vote at the Annual Meeting. At the Record Date of the meeting, the Company had outstanding 6,165,069 shares of Common Stock.

  The presence at the meeting, in person or by a proxy relating to any matter to be acted upon at the meeting, of a majority of the outstanding shares, or 3,082,535 shares, is necessary to constitute a quorum for the meeting. Each outstanding share is entitled to one vote on all matters, except as noted below. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and they count toward the quorum.

  Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

  Election of Directors: Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote and the 5 nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

  Approval of the Amendment 1997 Incentive Plan: To be approved, the amendment to the 1997 Incentive Plan must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

  Approval of Auditors: To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

Revocability of Proxies

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 4347 Sigma Road, Dallas, Texas 75244, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

  Proposals of stockholders that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than August 17, 2001 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

  In addition, the rules of the Securities and Exchange Commission allow the Company to use discretionary voting authority to vote on any matter coming before the 2002 Annual Meeting of Stockholders that is not included in the proxy statement for that meeting if the Company does not have notice of the matter by November 7, 2001.

                                  PROPOSAL 1

                             Election of Directors

  There are five nominees for the Board positions presently authorized. Your proxy cannot be voted for a greater number of persons than the number of nominees named. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

                             The Board Recommends
                    A Vote In Favor of Each Named Nominee.

Nominees

  The names of the nominees and certain information about them are set forth below:

                                 Principal Occupation/Position Held With the
 Name                      Age                     Company
 ----                      ---   -------------------------------------------
 David M. Kirk............ 40  President and Chief Executive Officer
 Michael R. Bernique...... 56  Chairman of the Board of the Company, President
                               and Chief Executive Officer, TelOptica
                               Technologies, Inc.
 Cornelius C. Bond, Jr. ..     Retired, formerly General Partner, New
                           67  Enterprise Associates
 Dean C. Campbell.........     Managing General Partner, Campbell Venture
                           50  Management
 Francis J. Hughes, Jr. ..     General Partner, American Research and
                           50  Development

  David M. Kirk has served on the Company's Board since November 1999. In November 1999, Mr. Kirk was also elected as the Company's President and Chief Executive Officer to replace Sam L. Densmore after his retirement. From May 1998, Mr. Kirk served the Company as Vice President, Marketing. Prior to joining the Company, Mr. Kirk served as Director of Marketing of Murata Electronics North America, Inc., an electronic component Company, from June 1995 to May 1998. Mr. Kirk has a B.S.E.E. from Clemson University.

  Michael R. Bernique has served on the Company's Board since October 1997 and as Chairman of the Board since November 1999. Mr. Bernique is currently the President and Chief Executive Officer of TelOptica Technologies, Inc., a developer of software that helps companies design and optimize fiber-optic telecommunications networks. Since 1999, Mr. Bernique has also served as a director of Ceramics Process Systems Corporation, a manufacturer of advanced metal-matrix composites and ceramic components. In 1997, Mr. Bernique retired from Next Level Systems, Inc., a telecommunications Company, where he had served as President of Satellite Data Networks Group since 1996. From 1993 to 1995, Mr. Bernique served as Sr. Vice President, North American Sales and Service at DSC Communications ("DSC"), a telecommunications Company, and from 1992 to 1993 he served as Vice President and General Manager, Transmission Products Division of DSC.

  Cornelius C. Bond, Jr. has served on the Company's Board since November 1992. From 1982 to 1997, he was a general partner of various New Enterprise Associates venture capital funds. Mr. Bond is a director of Spectranetics, Inc., a medical device Company. He also serves on the Board of Advisors to the Princeton School of Engineering and to the University of Pennsylvania School of Nursing.

  Dean C. Campbell has served on the Company's Board since May 1989. Since 1982, Mr. Campbell has been the Managing General Partner of Campbell Venture Management, a venture capital fund. From 1989 to 1999, Mr. Campbell served as a director of Texas Micro Systems Inc., a manufacturer of ruggedized systems, acquired by RadiSys Corporation, a designer and manufacturer of embedded computer solutions, in August 1999. From 1989 to 1998, Mr. Campbell served as a director of Telco Systems, Inc., a manufacturer of telecommunications devices.

  Francis J. Hughes, Jr. has served on the Company's Board since 1983. Mr. Hughes joined American Research & Development, a private venture capital firm, in January 1982, became Chief Operating Officer in November 1990 and President in June 1992. He has been a general partner of three American Research & Development venture capital funds, as well as a general partner of Hospitality Technology Funds, L.P. He is also a general partner of Egan-Managed Capital, a private venture capital firm. Mr. Hughes also serves as a director of Ceramic Process Systems Corporation, a manufacturer of advanced metal-matrix composites and ceramic components. He also served as Chairman of the Board of Texas Micro Inc., a manufacturer of ruggedized computers, acquired by RadiSys Corporation, a designer and manufacturer of embedded computer solutions, in August 1999.

Board Committees and Meetings

  During the fiscal year ended August 31, 2000 the Board held nineteen meetings. The Board has an Audit Committee and a Compensation Committee, but not a Nominating Committee.

  The Audit Committee: (i) meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; (ii) recommends to the Board the independent auditors to be retained; and (iii) receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Messrs. Bond, Campbell and Hughes. It met two times during such fiscal year, although not as an individual committee, but rather as part of a regular meeting of the Board.

  The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. Bond, Campbell and Hughes. It met seven times during such fiscal year, although not as an individual committee, but rather as part of a regular meeting of the Board.

  During the fiscal year ended August 31, 2000, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member.

                                  PROPOSAL 2

          Approval Of The Amendment to the 1997 Equity Incentive Plan

  In 1982, the Board adopted, and the stockholders subsequently approved, the Company's Amended and Restated 1982 Stock Option Plan, or 1982 Plan. In October 1997, the Board amended and restated the 1982 Plan as the 1997 Equity Incentive Plan, or 1997 Incentive Plan, and the stockholders subsequently approved the 1997 Incentive Plan, to enhance the flexibility of the Board and the Compensation Committee in granting stock awards to the Company's employees, directors and consultants and to increase the number of shares authorized for issuance under the 1997 Incentive Plan. In October 1998, the Board amended the 1997 Incentive Plan, and the stockholders subsequently approved the 1997 Incentive Plan, to again increase the number of shares authorized for issuance under the 1997 Incentive Plan. In December 1999, the Board amended the 1997 Incentive Plan, and the stockholders subsequently approved the 1997 Incentive Plan, to increase the number of shares authorized for issuance under the 1997 Incentive Plan from a total of 1,175,000 shares to 1,375,000 shares (an increase of 200,000 shares).

  In October 2000, the Board amended the 1997 Incentive Plan, subject to stockholder approval, to increase the authorized number of shares authorized for issuance under the 1997 Incentive Plan from a total of 1,375,000 shares to 1,575,000 shares (an increase of 200,000 shares). The Board adopted this amendment to ensure that the Company can continue to grant stock options and restricted stock purchase awards at levels determined appropriate by the Board and the Compensation Committee. The individuals eligible to participate under the 1997 Incentive Plan are the Company's employees, directors and consultants, including those persons named in the Summary Compensation Table.

  As of October 31, 2000, options (net of canceled or expired options) covering an aggregate of 857,463 shares of the Company's Common Stock had been granted under the 1997 Incentive Plan, and 148,661 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1997 Incentive Plan.

  Stockholders are requested in this Proposal 2 to approve the amendment to the 1997 Incentive Plan, as amended.

                             The Board Recommends
                        A Vote in Favor of Proposal 2.

  The essential features of the 1997 Incentive Plan, as amended, are outlined below:

General

  The 1997 Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, and stock bonuses to consultants, employees and directors. Incentive stock options granted under the 1997 Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Nonstatutory stock options granted under the 1997 Incentive Plan are not intended to qualify as incentive stock options under the Internal Revenue Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the 1997 Incentive Plan.

Purpose

  The 1997 Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the 1997 Incentive Plan, seeks to retain the services of persons who are now employees of or consultants to the Company or its affiliates, to secure and retain the services of new employees and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Forms of Benefit

  The 1997 Incentive Plan is a comprehensive, stock-based incentive compensation plan, providing for discretionary awards of incentive stock options, nonstatutory stock options, restricted stock purchase awards, stock bonuses, or Stock Awards.

Administration

  The 1997 Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two Board members, all of the members of which committee may be non-employee directors and may also be outside directors, in the discretion of the Board. If administration has been delegated to a committee, the committee will have, in connection with the administration of the 1997 Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the 1997 Incentive Plan, as may be adopted from time to time by the Board. The Board or committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or who are either (i) not then employees covered by Section 162(m) of the Internal Revenue Code, and are not expected to be covered by Section 162(m) of the Internal Revenue Code at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Internal Revenue Code. The Board may abolish such committee at any time and revest in the Board the administration of the 1997 Incentive Plan. The Board has delegated the administration of the 1997 Incentive Plan to the Compensation Committee. As used herein with respect to the 1997 Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board itself.

  The Board has the power to determine from time to time which of the persons eligible under the 1997 Incentive Plan shall be granted awards, the type of awards to be granted and when and how each award shall be granted. The Board also has the authority to construe and interpret the 1997 Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board may correct any defect in the 1997 Incentive Plan or in any award agreement to make the 1997 Incentive Plan fully effective.

Shares Subject to the Plan

  Subject to stockholder approval of this Proposal, the Common Stock that may be sold pursuant to awards under the 1997 Incentive Plan, as amended, shall not exceed in the aggregate 1,575,000 shares of the Company's Common Stock. If any award expires or terminates, in whole or in part, without having been exercised in full, the stock not issued under the award will revert to and again become available for issuance under the 1997 Incentive Plan. The Common Stock subject to the 1997 Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

  Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, and stock bonuses may be granted only to employees, directors or consultants.

  No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant. In order to entitle the Company to grant options that are considered exempt as "performance-based compensation," pursuant to Section 162(m) of the Internal Revenue Code, the 1997 Incentive Plan has a limit on the number of options that may be granted to any person in a given period. The current limit under the 1997 Incentive Plan is two hundred fifty thousand (250,000) shares of the Company's Common Stock in any calendar year.

Term and Termination

  No option is exercisable after the expiration of ten (10) years from the date it was granted.

  In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) for a given period of time determined by the Board provided in the option agreement. Generally, an option granted under the 1997 Incentive Plan must be exercised within the earlier of (i) the date three (3) months following the termination of the continuous service and (ii) the expiration of the term of the option as set forth in the option agreement.

  An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director, or consultant would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of
(i) the expiration of the term of the option set forth in the option agreement, or (ii) the tenth (10th) day after the last date on which the exercise would result in liability under Section 16(b) of the Exchange Act. Finally, an optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the option shall terminate on the earlier of
(i) the expiration of the term of the option as set forth in the immediately preceding paragraph, or (ii) the expiration of a period of three (3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

  In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option for a given period of time determined by the Board and established in the option agreement. Generally, an option granted under the 1997 Incentive Plan must be exercised within the earlier of (i) the period of time established by the Board and (ii) the expiration of the term of the option as set forth in the option agreement.

  In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and the person.

Exercise Price

  The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option shall be determined on the date of grant by the Board. The purchase price of restricted stock shall be determined and designated by the Board. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

  In the event of a decline in the value of the Company's Common Stock, the Board, under the 1997 Incentive Plan, as amended, does not have the authority to offer optionees the opportunity to replace outstanding higher priced options with new lower priced options.

Consideration

  The purchase price of stock acquired pursuant to a Stock Award may be paid either in cash at the time of exercise or purchase, or (if determined by the Board at the time of grant of an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Board, which may include that the purchase price may be paid by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

Transferability

  An incentive stock option is not transferable except by will or by the laws of descent and distribution, and is exercisable during the lifetime of the person to whom the incentive stock option is granted only by that person. A nonstatutory stock option, stock bonus, or restricted stock award generally will be transferable only as provided in the stock award agreement. An optionee may designate a beneficiary who may exercise his or her option after death.

Vesting

  The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable, or vest with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to that period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

  Restricted stock purchase awards and stock bonuses granted under the 1997 Incentive Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board.

Adjustments Upon Changes in Stock

  If any change is made in the Common Stock subject to the 1997 Incentive Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the class(es) and maximum number of shares subject to the 1997 Incentive Plan, the maximum annual award applicable under the 1997 Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

  In the event of (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (i) the then outstanding shares of common stock of the Company, or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board, (b) a change in the composition of the Board in connection with or in anticipation of, any acquisition, merger or reorganization in which individuals who, as of the date hereof, constitute the Board cease for any reason to constitute at least a majority of the Board, or (c) the sale or other disposition of all or substantially all of the assets of the Company, then any surviving corporation shall assume any Stock Awards outstanding under the 1997 Incentive Plan or shall substitute similar awards for those outstanding under the 1997 Incentive Plan or such Stock Awards shall continue in full force and effect. In the event a surviving corporation refuses to assume such Stock Awards or substitute similar awards, then, with respect to Stock Awards held by persons then performing services as employees, directors or consultants, the time during which the Stock Awards may be exercised shall be accelerated prior to completion of such transaction and those Stock Awards terminated if not exercised prior to such transaction. If any surviving corporation assumes Stock Awards outstanding under the 1997 Incentive Plan or substitutes similar stock awards for those outstanding under the 1997 Incentive Plan, then if the holder of a Stock Award (or substitute stock award) is terminated for any reason other than (i) death, (ii) cause (as defined in the 1997 Incentive Plan, as amended), (iii) disability which prevents the holder of the Stock Award from performing his or her duties for more than one hundred and eighty (180) days during any twelve (12) month period, or (iv) voluntary resignation (as defined in the 1997 Incentive Plan), then the vesting of the award shall be accelerated in full and, if applicable, such award shall be exercisable in full for the post-termination exercise period provided in such award's agreement.

Amendment of the Incentive Plan

  The Board at any time, and from time to time, may amend the 1997 Incentive Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will increase the number of shares reserved for Stock Awards under the 1997 Incentive Plan, modify the requirements as to eligibility for participation or in any other way if such modification requires stockholder approval in order for the 1997 Incentive Plan to satisfy the requirements of Section 422 of the Internal Revenue Code, Rule 16b-3, or any Nasdaq or securities exchange requirements. The Board may in its sole discretion submit any other amendment to the 1997 Incentive Plan for stockholder approval.

  Rights and obligations under any Stock Award granted before an amendment to the 1997 Incentive Plan shall not be impaired by such amendment unless the Company requests the consent of the party to whom the Stock Award was granted and such person consents in writing.

Termination or Suspension of the Incentive Plan

  The Board may suspend or terminate the 1997 Incentive Plan at any time. Unless sooner terminated, the 1997 Incentive Plan shall terminate on October 7, 2007. No Stock Awards may be granted under the 1997 Incentive Plan while the 1997 Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

  Incentive Stock Options. Incentive stock options under the 1997 Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under Section 422 of the Internal Revenue Code.

  There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, or disqualifying disposition, at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short- term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 1997 Incentive Plan generally have the following federal income tax consequences:

  There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

  Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Potential Limitation On Company Deductions. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the 1997 Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of outside directors and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

  Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of outside directors and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of outside directors, (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Other Equity Plans

  On April 8, 1999, the Company adopted the 1999 Equity Incentive Plan, or the 1999 Incentive Plan. The 1999 Incentive Plan provides for granting nonstatutory stock options, stock bonuses and rights to purchase restricted stock to employees, consultants and non-executive officers. Non-executives officers are only eligible to receive awards that are an inducement essential to such individual entering into an employment agreement with the Company or any of its affiliates. An aggregate of 701,200 shares of Common Stock currently is reserved for issuance under the 1999 Incentive Plan. If awards granted under the 1999 Incentive Plan expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock will revert back to and again become available for issuance under the 1999 Incentive Plan. The Board in its sole discretion at any time and from time to time may amend, suspend or terminate the 1999 Incentive Plan, and may also amend the terms of an outstanding award, including the purchase price thereunder. However, no such amendment, suspension or termination may impair the rights and obligations of the grantee unless the Company requests the consent of the party to whom the award was granted and such person consents in writing.

                                  PROPOSAL 3

               Ratification of Selection of Independent Auditors

  Upon the recommendation of the Audit Committee, the Board has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending August 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual

Meeting. Deloitte & Touche LLP has audited the Company's financial statements since August 1986. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

                             The Board Recommends
                        A Vote in Favor of Proposal 3.

                     EXECUTIVE OFFICERS OF THE REGISTRANT

                               Positions and Offices     Date First Elected To
                                  Presently Held            Present Offices
                                   (Current Term             (Current Term          Business Experience
Name of Officer          Age Expires January 24, 2001) Expires January 24, 2001)   (Preceding Five Years)
---------------          --- ------------------------- -------------------------   ----------------------
David M. Kirk........... 40     President and Chief        November 10, 1999     President and Chief
                                Executive, Director                              Executive of
                                                                                 RF Monolithics; prior
                                                                                 thereto, Vice president
                                                                                 Marketing of RF
                                                                                 Monolithics; prior
                                                                                 thereto, Director of
                                                                                 Marketing for Murata
                                                                                 Electronics of North
                                                                                 America, Inc.; prior
                                                                                 thereto, Group Product
                                                                                 manager for Murata
                                                                                 Electronics of North
                                                                                 America, Inc.

Darrell L. Ash.......... 56        Senior Vice-              July 10, 1995       Original founder (with two
                                    President &                                  others) of RF Monolithics
                                 Chief Development                               in 1979, Sr. VP & Chief
                                      Officer                                    Development Officer; prior
                                                                                 thereto, Sr. VP Chief
                                                                                 Technical Officer; prior
                                                                                 thereto, Sr. VP
                                                                                 Engineering.

David B. Crawford....... 47       Vice-President,             May 3, 1999        VP Sales of RF
                                       Sales                                     Monolithics; prior
                                                                                 thereto, VP of Sales for
                                                                                 Kingston Technology; prior
                                                                                 thereto, Director of Sales
                                                                                 for Hitachi America, Inc.

James P. Farley......... 51       Vice-President,           October 1, 1997      VP, Controller & Secretary
                                    Controller                                   of RF Monolithics; prior
                                    & Secretary                                  thereto, Controller for RF
                                                                                 Monolithics.

Robert J. Kansy......... 53       Vice-President           January 27, 1997      VP Engineering of RF
                                    Engineering                                  Monolithics; prior
                                                                                 thereto, Manager Solid
                                                                                 State Technology at Q-Dot,
                                                                                 Inc., a designer of
                                                                                 integrated circuits for
                                                                                 government and commercial
                                                                                 applications.

Jon S. Prokop........... 58       Vice-President,          November 16, 2000     VP Manufacturing of RF
                                   Manufacturing                                 Monolithics; prior
                                                                                 thereto, Mechanical
                                                                                 Engineering Manager at RF
                                                                                 Monolithics; prior
                                                                                 thereto, Packaging
                                                                                 Department Manager at RF
                                                                                 Monolithics; prior
                                                                                 thereto, Head of
                                                                                 Electronic Packing of
                                                                                 Sarnoff Corp., a
                                                                                 manufacturer of electronic
                                                                                 components for mixed
                                                                                 signal applications.

David T. Somerville..... 63       Vice-President           December 17, 1999     VP Corporate Development &
                                     Corporate                                   Quality of RF Monolithics;
                                   Development &                                 prior thereto, VP of
                                      Quality                                    Corporate Development at
                                                                                 RF Monolithics; prior
                                                                                 thereto, VP Manufacturing
                                                                                 at RF Monolithics.

--------
* There is no family relationship between any of the above-named executive officers.

          Transactions With Management and Indebtedness of Management

  On June 23, 1999, Michael R. Bernique, director of RF Monolithics, entered into a consulting agreement with RF Monolithics terminable upon 30 days notice and providing for consulting fees of $750 per week. Pursuant to this agreement, Mr. Bernique was granted the option to purchase 40,000 shares of the Company's Common Stock. The options vest at the rate of 1/48th per month of service under the agreement at an exercise price of $8.875, the fair market value of the Company's Common Stock on June 23, 1999, the date of grant.

  On November 30, 1999, Darrell L. Ash, Senior Vice President and Chief Development Officer of RF Monolithics, gave a promissory note in favor of the company in the original principal amount of $71,491.22 secured by a pledge of personal property at an interest rate of 4.9% in connection with the exercise of Mr. Ash's option to purchase 26,666 shares of the Company's Common Stock. At October 31, 2000, the remaining principal balance of the note was $71,491.22.

                             Security Ownership of
                   Certain Beneficial Owners and Management

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of October 31, 2000 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                               Beneficial Ownership(1)
                                         ------------------------------------
Beneficial Owner                         Number of Shares Percent of Total(2)
----------------                         ---------------- -------------------
Quaker Capital Management
 Corporation(3)........................      861,750             13.96
  401 Wood Street, Suite 1300
  Pittsburgh, PA 15222
Kopp Investment Advisors, Inc.(4)......      388,200              6.29
  6600 France Avenue South
  Suite 672
  Edina, MN 55435
Owenoke Capital Management(5)..........      371,400              6.02
  150 E. 58th Street, 21st Floor
  New York, NY 10155
Wellington Management Co.(6)...........      580,200              9.40
  75 State Street
  Boston, MA 02109
Michael R. Bernique(7).................       52,056               *
Cornelius C. Bond, Jr.(8)..............       61,831              1.0
Dean C. Campbell(9)....................      115,622              1.86
Francis J. Hughes, Jr.(10).............       85,119              1.37
David M. Kirk(11)......................       57,470               *
Darrell L. Ash(12).....................      127,293              2.05
David B. Crawford(13)..................       14,749               *
Sam L. Densmore(14)....................      106,759              1.71
Jon S. Prokop(15)......................        8,565               *
Robert J. Kansy(16)....................       48,987               *
All executive officers and directors as
 a group (11 persons)(17)..............      772,330             11.74

--------
 *  Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

 (2) Applicable percentages are based upon 6,172,000 shares outstanding on October 31, 2000, adjusted as required by rules promulgated by the SEC.

 (3) Quaker Capital Management Corporations holds sole voting and investment power with respect to 428,750 shares and shares voting and investment power with respect to 433,000 shares with its clients.

 (4) Kopp Investment Advisors, Inc. holds sole investment and voting power with respect to 190,000 shares, sole dispositive power with respect to 160,000 shares and shares dispositive power with respect to 228,200 shares with its clients.

(5) David R. Korus shares voting power with respect to 371,400 shares and shares dispositive power with respect to 371,400 shares. Owenoke Capital Management, LLC shares voting power with respect to 236,000 shares and shares dispositive power with respect to 236,000 shares. Owenoke Management, LLC shares voting power with respect to 371,400 shares and shares dispositive power with respect to 371,400 shares. Owenoke Partners, L.P. shares voting power with respect to 43,400 shares and shares dispositive power with respect to 43,400 shares. Owenoke Associates, L.P. shares voting power with respect to 192,600 shares and shares dispositive power with respect to 192,600 shares.

(6) Wellington Management Co. shares voting power with respect to 459,800 shares and shares dispositive power with respect to 580,200 shares.

(7) Includes 37,056 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(8) Represents (i) 33,303 shares held through NEA Partners, (ii) 2,684 shares held in The Bond Family Trust and (iii) 52 shares held in the Bond Survivor's Trust. Also includes 25,792 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(9) Includes (i) 30,000 shares held by the Delaware Charter Guarantee & Trust Company FBO Dean C. Campbell--IRA, (ii) 2,500 shares held in the LBC 1992 Irrevocable Trust, (iii) 2,500 shares held in the JHC 1992 Irrevocable Trust, (iv) 1,000 shares held in the Raymond W. Campbell Non-Marital Trust A, and (v) 10,000 shares held in the Raymond W. Campbell Non-Marital Trust
    B. Also includes 31,344 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 1999.

(10) Includes 31,344 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(11) Includes 46,592 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(12) Includes 36,770 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(13) Represents 14,749 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(14) Includes 62,660 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(15) Includes 7,565 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(16) Includes 38,349 shares issuable upon exercise of options that are exercisable within 60 days of October 31, 2000.

(17) Includes an aggregate of 407,459 shares issuable upon exercise of options held by executive officers and directors that are exercisable within 60 days of October 31, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August

31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that one report was filed late by Mr. Darrell Ash disclosing three late transactions; one report was filed late by Mr. Michael Bernique disclosing one late transaction; two reports were filed late by Mr. David Crawford disclosing two late transactions; one report was filed late by Mr. James P. Farley disclosing seven late transactions; one report was filed late by Mr. Francis Hughes disclosing one late transaction; one report was filed late by Mr. Robert Kansy disclosing one late transaction; one report was filed late by Mr. David Kirk disclosing two late transactions; two reports were filed late by Mr. Thomas J. Phillips disclosing three late transactions; and one report was filed late by Mr. Dave Somerville disclosing one late transaction.

                             Director Compensation

Compensation of Directors

  Each non-employee director of the Company receives a quarterly retainer of $3,000, a per meeting fee of $1,000 per day for each board meeting attended by a member in person, or if not in person, a per meeting fee of $500 for each board meeting attended by a member telephonically. The members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

  Each non-employee director of the Company also receives stock option grants under the Directors' Plan. Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

  During the last fiscal year, each of Messr. Bernique, Bond, Campbell and Hughes received an automatic grant of options to purchase 4,500 shares of Common Stock under the Directors' Plan at an exercise price of $6.125, the fair market value of the Common Stock as of January 3, 2000, the date of grant. During fiscal year 2000, no options were exercised under the Directors' Plan.

                      Compensation of Executive Officers

                            Summary of Compensation

  The following table shows for the fiscal year ended August 31, 2000, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at August 31, 2000 whose total annual salary and bonus exceeded $100,000 during the fiscal year ended August 31, 2000 (the "Named Executive Officers"):

                          Summary Compensation Table

                                                                    Long-Term
                                    Annual Compensation        Compensation Awards
                              ------------------------------- ---------------------
                                                                         Securities
                                                 Other Annual Restricted Underlying  All Other
   Name and Principal                            Compensation   Stock     Options   Compensation
        Position              Salary($) Bonus($)     ($)      Awards ($)    (#)         ($)
   ------------------         --------- -------- ------------ ---------- ---------- ------------
David M. Kirk........... 2000  168,619        0          0           0     70,000        300
 President               1999  140,000   12,908          0      42,438     20,000        300
 Chief Executive Officer 1998   40,833   33,992          0           0          0          0

Sam L. Densmore......... 2000  213,997        0          0           0          0      1,770
 Former President and
  Former                 1999  211,667        0          0      60,625     25,000      1,770
 Chief Executive Officer 1998  182,302   46,584          0           0     50,000      2,250

Darrell L. Ash.......... 2000  124,361        0          0           0      5,000      1,388
 Senior Vice President
  and                    1999  119,025        0          0      19,400     10,000      1,388
 Chief Technical Officer 1998  115,000        0          0           0      7,000      1,037

David B. Crawford....... 2000  145,890   10,000     96,365           0     40,000        607
 Vice President, Sales   1999   52,012   10,000     11,011           0     10,000          0
                         1998    --        --         --          --         --          --

Robert J. Kansy......... 2000  125,080        0          0           0     10,000        852
 Vice President,         1999  121,667    5,765          0      19,400      7,500        852
 Engineering             1998  113,323   21,547     50,302           0     12,000      1,037

Jon S. Prokop........... 2000  117,155        0          0           0     14,800        460
 Vice President,         1999  115,072        0          0       6,063     10,000        147
 Manufacturing           1998    --        --         --          --         --          --

  Amounts reported as All Other Compensation represent premiums paid by the Company on a life insurance policy for these individuals. The Company is not the beneficiary of the policies.

  Amounts reported as Other Annual Compensation for 2000 for David B. Crawford represent $66,233 paid as commissions and $30,132 paid as relocation allowances. Amounts reported as Other Annual Compensation for 1999 represent $11,011 paid as relocation allowances.

  Amounts reported as Other Annual Compensation for 1998 for Robert J. Kansy represent relocation allowances.

  Mr. Kirk's salary reported for 2000 represents prorated salary from his appointment as President and Chief Executive Officer in November 1999 based on an annual salary $175,000. Mr. Kirk's salary reported for 1998 represents pro-rated salary paid from his appointment as Vice President, Marketing in May 1998, based on an annual salary of $140,000.

  Mr. Densmore served as Chief Executive Officer of the Company through November 9, 1999. Mr. Densmore's salary reported for 2000 represents pro-rated salary from his service as President and Chief Executive Officer through November 9, 1999, in addition to amounts earned pursuant to his consulting agreement with the Company for fiscal year 2000.

  Amounts reported as Restricted Stock Awards for 1999 are based on the fair market value of the Company's Common Stock on the date of grant, which was $6.0625 per share. The underlying shares are 7,000, 10,000, 3,200, 3,200 and 1,000, respectively for Messrs. Kirk, Densmore, Ash, Kansy and Prokop. The Restricted Stock Awards vest at a rate of 25% annually and will be fully vested in April 2003. Therefore, Messrs. Kirk, Densmore, Ash, Kansy and Prokop will have 3,500, 5,000, 1,600, 1,600 and 500 shares, respectively, fully vested as of April 8, 2002, three years from the date of grant.

  The number and market value of the restricted stock holdings at August 31, 2000 held by the Company for Messrs. Kirk, Densmore, Ash, Kansy and Prokop were 5,250 ($44,625), 7,500 ($63,750), 2,400 ($20,400), 2,400 ($20,400), and
750 ($6,375), respectively.

  Although it has been the Company's policy not to pay and the Company does not have any plans to pay dividends on the restricted stock, the Company may choose to do so in the future.

                       Stock Option Grants and Exercises

  The Company grants stock options to its executive officers under two of its stock option plans: its 1997 Equity Incentive Plan, as previously described in detail in Proposal 2, and its 1986 Supplemental Stock Option Plan (the "1986 Plan").

  The 1986 Plan was adopted by the Board in July 1986 and has been amended seven times, most recently in January 1994. Pursuant to the 1986 Plan, the Company may grant nonstatutory stock options to key employees, directors of or consultants or advisors to the Company. A total of 712,500 shares of Common Stock have been reserved for issuance under the 1986 Plan.

  The 1986 Plan is administered by the Compensation Committee. No vesting is required under the 1986 Plan, although it may be imposed by the committee. The maximum term of a stock option under the 1986 Plan is 10 years, but if the optionee at the time of grant has voting power over more than 10% of the Company's outstanding capital stock, the maximum term of an incentive stock option is five years. The exercise price of nonstatutory stock options granted under the 1986 Plan is determined by the Compensation Committee. Options granted under the 1986 Plan are generally non-transferable. The exercise price may be paid in cash or any other form of consideration that may be acceptable to the Board.

  Options generally terminate three months after termination of the optionee's employment or relationship as a consultant or director unless such termination is caused by the permanent disability or death of the optionee. The 1986 Plan may be amended at any time by Board, although certain amendments would require stockholder approval. The 1986 Plan will terminate in November 2002, unless earlier terminated by the Board.

  The following tables show for the fiscal year ended August 31, 2000, regarding options held at year-end by the Named Executive Officers. Options to purchase 109,500 shares of the Company's Common Stock were granted to the Named Executive Officers during the last fiscal year. Options to purchase 166,666 shares of the Company were exercised by the Named Executive Officers during the last fiscal year.

                       Option Grants in Last Fiscal Year

                                                                    Potential Realizable
                                                                          Value at
                                                                    Assumed Annual Rates
                Number of                                              of Stock Price
               Securities      % of Total                             Appreciation for
               Underlying    Options Granted Exercise or                 Option Term
             Options Granted to Employees in Base Price  Expiration ---------------------
Name               (#)         Fiscal Year     ($/Sh)       Date      5% ($)    10% ($)
----         --------------- --------------- ----------- ---------- ---------- ----------
David M.
 Kirk......      60,000           10.25%      $  6.375    11/10/09     240,522    609,606
                 10,000            1.71%      $  10.25    04/18/10      64,462    163,359

Sam L.
 Densmore..         --              --             --          --          --         --

Darrell L.
 Ash.......       5,000            0.85%      $  10.25    04/18/10      32,231     81,679

David
 Crawford..       5,000            0.85%      $   6.00    12/09/09      18,867     47,812
                  5,000            0.85%      $  10.25    04/18/10      32,231     81,679

Robert J.
 Kansy.....       5,000            0.85%      $   6.25    12/09/09      19,063     48,310
                  3,000            0.51%      $  10.25    04/18/10      19,339     49,008
                  2,000            0.34%      $13.0625    06/20/10      16,430     41,637

Jon
 Prokop....       3,000            0.51%      $  9.875    09/14/09      18,631     47,215
                  1,000            0.17%      $   6.00    12/09/09       3,773      9,562
                    800            0.14%      $   7.50    01/26/10       3,773      9,562
                  5,000            0.85%      $  10.25    04/18/10      32,231     81,679
                  5,000            0.85%      $13.0625    06/20/10      41,075    104,091

--------

  The percentage of total options granted to employees is based on aggregate of 585,200 options granted to employees of, consultants to and directors of the Company during fiscal year ended August 31, 2000, including the Named Executive Officers.

  The exercise price per share of each option is equal to the fair market value of the Common Stock on the date of grant.

  The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit the stockholder.

   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                 Number of Securities      Value of Unexercised
                                                                Underlying Unexercised     In-the-Money Options
                                                                Options at 08/31/00 (#)       at 08/31/00 ($)
                         Shares Acquired on                    ------------------------- -------------------------
Name                        Exercise (#)    Value Realized ($) Exercisable Unexercisable Exercisable Unexercisable
----                     ------------------ ------------------ ----------- ------------- ----------- -------------
David M. Kirk...........          --                   --        36,470       93,530      $ 40,176     $136,074

Sam L. Densmore.........      140,000           $1,030,529       55,004       39,996      $359,480     $ 42,729

Darrell L. Ash..........       26,666           $  140,663       34,937       13,729      $ 97,290     $ 16,249

David Crawford..........          --                   --        11,249       38,751      $ 21,457     $ 68,543

Robert J. Kansy.........          --                   --        33,811       20,689      $  8,178     $ 22,603

Jon Prokop..............          --                   --         5,507       19,293      $  6,559     $ 13,303

  The value of unexercised in-the-money options is based on the fair market value of the Common Stock as of August 31, 2000 of $8.50 per share, minus the exercise price, multiplied by the number of shares underlying the option.

                             Employment Agreement

  In November 1999, the Company entered into an agreement with Sam L. Densmore, former President and Chief Executive Officer. Pursuant to the agreement, Mr. Densmore will maintain his employment or consulting status with the Company for a period of eighteen months from November 11,1999. In addition, the Company has agreed to continue to pay Mr. Densmore's current salary for such period. Pursuant to the agreement, Mr. Densmore's options shall continue to vest during the period he continues to provide services to the Company.

        Report of the Compensation Committee on Executive Compensation

General

  Compensation of senior executives of the Company is determined by the Compensation Committee of the Board (the "Committee"). The Committee, comprised entirely of outside directors, meets to fix annual salaries in advance and bonuses for the current year, to review annual goals and to reward outstanding annual performance of executive officers and to grant stock options pursuant to the Incentive Plan and the 1986 Plan.

Compensation Philosophy

  The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this compensation package are:

  . The Company pays competitively with leading companies with which the Company competes for talent.

  . The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  . The Company provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

Base Salary

  Each executive officer's base salary is reviewed on an annual basis. Among those factors taken into consideration are (1) individual and corporate performance, (2) level of responsibility, (3) prior experience, (4) breadth of knowledge of the industry, and (5) competitive pay practices.

Bonus

  The Company believes that executive performance may be maximized via a system of annual incentive awards. The actual incentive award earned depends on the extent to which the Company and individual performance objectives are achieved. Early in the fiscal year, the Compensation Committee will review and approve the annual performance objectives for the Company and the individual officers. The Company's objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's overall goal: building stockholder value. For the fiscal year ended August 31, 2000, the Board determined that the primary goal in building stockholder value would be the increase in net income via both an expansion of revenues and the control of costs. During the most recent fiscal year, product sales decreased by 8% over the results of the prior fiscal year and net income decreased by 1,144% during the same period. This represented partial achievement of the targeted expansion of revenue bonus goal and no achievement of the targeted bonus goal for net income. In accordance with those results, no bonuses were paid for the fiscal year ended August 31, 2000.

Long-Term Incentives

  The Company's primary long-term incentive program presently consists of the Plans and the Employee Stock Purchase Plan (the "Purchase Plan"). The Plans utilize vesting periods (generally four years) to encourage key employees to continue in the employ of the Company. Through option grants and other stock awards, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Plans generally is 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the Company's Common Stock appreciates in the long term.

  The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the Purchase Plan, employees, including officers, may have up to 15% of their earnings withheld for purchases of Common Stock on certain dates specified by the Board. The price of Common Stock purchased will be equal to 85% of the lower of the fair market value of the Common Stock on the commencement date or the closing date of the relevant offering period.

Chief Executive Officer Compensation

  In November 1999, David Kirk was named as President and Chief Executive Officer. Mr. Kirk's base salary, bonus and grants of stock options were determined in accordance with the criteria described in the "Base Salary," "Bonus," and "Long Term Incentives" sections of this report. Mr. Kirk's Base Salary of $175,000 reflects the Board and the Committee's assessment of (1) his performance, (2) his skills in relation to other CEO's in the Company's industry, (3) the Board's confidence in Mr. Kirk's ability to lead the Company's continued development, and (4) his broad involvement in the operations of the Company. In November 1999, Mr. Densmore retired as President and Chief Executive Officer of the Company. His salary at the time was $225,000 and determined by the same criteria as mentioned above.

Certain Tax Considerations

  Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

  The Board believes that at the present time it is unlikely that the compensation paid to any executive officer in a taxable year will exceed $1 million. Therefore, the Board has not established a policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as "performance-based compensation."

  From the disinterested members of the Board and Compensation Committee:

    Michael R. Bernique
    Cornelius C. Bond, Jr.
    Dean C. Campbell
    Francis J. Hughes, Jr.

Compensation Committee Interlocks and Insider Participation

  David Kirk, the Company's President and Chief Executive Officer, participated in the deliberations of the Board concerning executive officer compensation, except where the decision directly involved his compensation package.

                         Report of the Audit Committee

  The Company's Audit Committee consists of three independent members of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board adopted a written charter for the Audit Committee on June 20, 2000, a copy of which is attached as Appendix A to this Proxy Statement.

  The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including over viewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2000 with management. Furthermore, the Audit Committee has discussed with the Company's independent auditors, Deloitte & Touche, the matters required to be discussed by SAS 61. Also, the Audit Committee has received the written disclosures and letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 and has discussed with Deloitte & Touche such auditing firm's independence. Based on these reviews and discussions the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000, the last fiscal year for filing such annual report with the U.S. Securities and Exchange Commission.

  From the members of the Audit Committee:

    Francis J. Hughes, Jr.
    Cornelius C. Bond, Jr.
    Dean C. Campbell

Performance Measurement Comparison(1)

  The following graph shows the total stockholder return of an investment of $100 in cash on August 31, 2000 for (i) the Company's Common Stock, (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Electronic Components Index. All values assume reinvestment of the full amount of all dividends and are calculated as of August 31 of each year:

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG RF MONOLITHICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE NASDAQ ELECTRONIC COMPONENTS INDEX



                              [PERFORMANCE GRAPH]

                             ----------------------- FISCAL YEAR ENDING ------
---------------
COMPANY/INDEX/MARKET         8/31/1995  8/30/1996  8/29/1997  8/31/1998  8/31/1999  8/31/2000
RF Monolithics, Inc.           100.00      80.60     237.31      94.03     117.91     101.49
NASDAQ Electronic Components   100.00     101.56     124.84     161.19     310.69     341.02
NASDAQ Stock Markets (U.S.)    100.00     112.29     155.42     150.95     277.21     434.13

 .  $100 INVESTED ON 8/31/94 IN STOCK OR
   INDEX--INCLUDING REINVESTMENT OF
   DIVIDENDS, FISCAL YEAR ENDING
   AUGUST 31.
--------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                             Certain Transactions

Indemnification

  The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

                                 Other Matters

  The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board

                                          /s/ James P. Farley
                                          James P. Farley
                                          Secretary

December 18, 2000

  A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended August 31, 2000 is available without charge upon written request to: Corporate Secretary, RF Monolithics, Inc., 4347 Sigma Road, Dallas, Texas 75244.

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER

Organization

  There shall be a committee of at least 3 members of the Board of Directors (the "Board") to be known as the Audit Committee (the "Committee"). The Committee shall be composed of directors who are independent of the management of RF Monolithics, Inc ("RFM") and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member.

Statement of Policy

  The Committee shall provide assistance to the corporate directors in fulfilling their responsibility to shareholders, potential shareholders and investment community relating to corporate accounting, RFM's reporting practices, and the quality and integrity of RFM's financial reports. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of RFM.

Responsibilities

  In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of RFM are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee will:

  . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of RFM and its related entities. Confirm and assure the independence of the independent auditors selected, including a review of management consulting services and related fees provided by the independent auditor;

  . Meet with the independent auditors and financial management to review the scope of the audits and the procedures to be utilized;

  . At the conclusion of the audit, meet with the independent auditor to review such audit, including any comments or recommendations of the independent auditors;

  . Review with the independent auditors, the financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of RFM and elicit any recommendations for improvements. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

  . Ensure that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  . Provide sufficient opportunity for the independent auditors to meet with the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of RFM's financial and accounting personnel and the cooperation the independent auditors received during the course of the audit.

  . Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

  . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  . Review the financial statements in all releases (quarterly and annual) with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

                                  Appendix B
                                  ----------

                             RF MONOLITHICS, INC.

                          1997 EQUITY INCENTIVE PLAN

                            Adopted October 8, 1997
                   Approved by Stockholders January 14, 1998
                           Amended October 14, 1998
                   Approved by Stockholders January 27, 1999
                          As Amended December 9, 1999
                   Approved by Stockholders January 26, 2000


1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Cause" shall mean (i) the willful breach of habitual neglect of assigned duties related to the Company, including compliance with Company policies; (ii) conviction (including any plea of nolo contendere) of Executive of any felony or crime involving dishonesty; (iii) any act of personal dishonesty knowingly taken by Executive in connection with his responsibilities as an employee and intended to result in personal enrichment of Executive or any other person; (iv) bad faith conduct that is materially detrimental to the Company; (v) inability of Executive to perform Employee's duties due to alcohol or illegal drug use; (vi) the Executive's failure to comply with any legal written directive of the Board of Directors of the Company; or (vii) any act or omission of the Executive which is of substantial detriment to the Company because of the Executive's intentional failure to comply with any statute, rule or regulation, except any act or omission believed by Executive in good faith to have been in or not opposed to the best interest of the Company (without intent of Executive to gain, directly or indirectly, a profit to which Executive was not legally entitled) and except that Cause shall not mean bad judgment or negligence other than habitual neglect of duty.

     (d)  "Change of Control" shall mean:

               i. Any acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board of Directors of the Company (the "Outstanding Voting Securities"); or

               ii. in connection with or in anticipation of, any acquisition, merger or reorganization in which individuals who, as of the date hereof, constitute the Board (the "incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               iii. the sale or other disposition of all or substantially all of the assets of the Company; but

               iv. "Change of Control" shall not mean (i) any acquisition, merger, or reorganization by the Company in which the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 65% or more of the stockholders of the Company immediately prior to such acquisition, merger, or reorganization of either (A) the Outstanding Common Stock or (B) the Outstanding Voting Securities remains unchanged after such acquisition, merger or reorganization or
          (ii) any acquisition, merger,
          or reorganization by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (g) "Company" means RF Monolithics, Inc., a Delaware corporation.

     (h) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (i) "Continuous Service as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Service as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (j) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (k) "Director" means a member of the Board.

     (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (n) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

     (q) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (t) "Option" means a stock option granted pursuant to the Plan.

     (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (v) "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (w) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (x) "Plan" means this 1997 Long-Term Equity Incentive Plan.

     (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (z) "Securities Act" means the Securities Act of 1933, as amended.

     (aa) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

     (bb) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (cc) "Voluntary Resignation" shall mean any termination of Executive's employment with the Company upon such Executive's own initiative, including Executive's retirement, provided, however, that if such Executive's salary, title, duties, or benefits are materially reduced subsequent to or in anticipation of a Change of Control, such resignation by the Executive shall not be deemed a "Voluntary Resignation."

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or a Stock Award as provided in Section 13.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million three hundred seventy-five thousand (1,375,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Service as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Service as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Service as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Service as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) Disability of Optionee. In the event an Optionee's Continuous Service as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Service as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (j) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

     (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or
(iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Service as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than the ratio between the original exercise price and Fair Market Value on the original date of grant (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

     The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's Bylaws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of a Change of Control, then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or
(ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event. If any acquiring or surviving corporation assumes Stock Awards outstanding under the Plan or substitutes similar stock awards for those outstanding under the Plan, then if the Continuous Service as an Employee, Director or Consultant of the holder of a Stock Award (or substitute stock award) is terminated for any reason other than (i) death, (ii) Cause, (iii) illness, accident, or other physical or mental incapacity which prevents the holder of such award from performing his or her duties for more than one hundred and eighty (180) days during any twelve (12) month period, or (iv) Voluntary Resignation, then the vesting of such award shall be accelerated in full and, if applicable, such award shall be exercisable in full for the post-termination exercise period provided in such award's agreement.

13.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) Increase the number of shares reserved for Stock Awards under the Plan;

               (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

               (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                                               1337-PS-00

                                  DETACH HERE

----
     Please mark
 X   votes as in
     this example
----

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND A VOTE FOR PROPOSALS 2 AND 3.

                                                                                                                FOR  AGAINST ABSTAIN
1.  To elect five directors to hold office until the next Annual     2.   To approve the Company's 1997 Equity  [_]    [_]     [_]
    Meeting of Stockholders and until their successors are                Incentive Plan, as amended, to
    elected.                                                              increase the number of shares of
                                                                          Common Stock authorized for issuance
    Nominees: (01) David M. Kirk, (02) Michael R. Bernique,               under such plan by 200,000 shares.
              (03) Cornellus C. Bond, Jr., (04) Dean C.
              Campbell and (05) Francis J. Hughes, Jr.

                  FOR     [_]        [_]   WITHHELD
                  ALL                      FROM ALL
                NOMINEES                   NOMINEES
                                                                                                                FOR  AGAINST ABSTAIN
       [_] _________________________________________________         3.  To ratify selection of Deloitte &      [_]    [_]     [_]
               For all nominees except as noted above                    Touche LLP as independent auditors
                                                                         of the Company for its fiscal year ending
                                                                         August 31, 2001.

                                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             [_]

                                                                     PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE
                                                                     ENCLOSED RETURN ENVELOPE, THAT IS POSTAGE PREPAID IF MAILED IN
                                                                     THE UNITED STATES.

                                                                     Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and
                                                                     attorneys-in-fact should add their titles. If signer is a
                                                                     corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a
                                                                     partnership, please sign in partnership name by authorized person.

Signature:_________________________________ Date: __________  Signature:________________________________________ Date: __________

                                  DETACH HERE


                                     PROXY

                             RF MONOLITHICS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 24, 2001

The undersigned hereby appoints DAVID M. KIRK and JAMES P. FARLEY, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of RF Monolithics, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of RF Monolithics, Inc. to be held at the Addison Conference Theatre Centre, 15650 Addison Road, Addison, Texas 75001-3285 on Wednesday, January 24, 2001, at 10:00 a.m., local time, and at any and all continuations and adjournments thereof, with all power that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND A VOTE FOR PROPOSALS 2 AND 3.


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  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
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